Exhibit 32.2
Certification
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Summit Materials, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 28, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Scott Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2024

/s/ C. Scott Anderson
C. Scott Anderson
Chief Financial Officer
(Principal Financial Officer)